Rule 497(e)

Registration Nos. 333-143964 and 811-21944

FIRST TRUST EXCHANGE-TRADED FUND II
(the “Trust”)

FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF

(the “Fund”)

SUPPLEMENT TO THE SUMMARY PROSPECTUS, PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION
EACH DATED FEBRUARY 1, 2021

MAY 14, 2021

Important Notice Regarding Change in Investment Objective

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, subject to shareholder approval of the matters described below, First Trust Global Engineering and Construction ETF will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Alerian US NextGen Infrastructure Index (the “New Index”). Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE Global Engineering and Construction Index. The New Index will be composed of securities issued by U.S. companies that build, operate and own infrastructure assets. The New Index includes companies domiciled and incorporated in the United States that are engaged in the construction, development, operation and maintenance of infrastructure.

Additionally, the Fund’s name is expected to change to First Trust Alerian US NextGen Infrastructure ETF and its new ticker symbol is expected to be RBLD. The Fund’s shares will continue to be listed for trading on NYSE Arca, Inc. and S-Network Global Indexes Inc. will serve as the Fund’s index provider.

These changes will be implemented as soon as practicable after Fund shareholders approve certain matters by proxy related to these changes, including the approval of a new investment advisory agreement between the Fund and First Trust Advisors L.P.

Please Keep this Supplement for Future Reference